                                                                   EXHIBIT 10.35

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

In re:                                  )
                                        )    Jointly Admin. Under Case No.
PHILIP SERVICES CORPORATION, et al.     )    03-37718-H2-11
                                        )
                                        )
                Debtors.                )    (Chapter 11)


                  THIRD ORDER APPROVING TOP EXECUTIVE RETENTION
                         PORTION OF EMPLOYEE RETENTION,
                          INCENTIVE AND SEVERANCE PLANS
                                [DOCKET NO. 92]

         Upon consideration of the Debtors' Expedited Motion to Approve Employee Retention, Incentive and Severance Plans (the "Motion"), filed by Philip Services Corporation and its affiliated debtors (collectively, the "Debtors"), as debtors-in-possession, seeking approval under sections 363(b) and 105(a) of the Bankruptcy Code for the Debtors to implement the Retention, Incentive and Severance Plans as described in the Motion (the "Retention Program"); and it appearing that the Debtors have demonstrated a sound business judgment for the use of the Debtors' property in connection with the Retention Program; and it appearing that such Retention Program is in the best interest of the Debtors' estates and creditors; and it appearing that due and proper notice of the Motion has been given; and upon the proceedings had before the Court; and good and sufficient cause appearing therefor, it is hereby(1)

         ORDERED that the Debtors' are authorized to implement the incentive portion of the Top Executive Plan, in the form circulated to the senior secured creditors, the Term/PIK lenders and the Creditors Committee on July 19, 2003, and as reflected in Exhibit A to this Order, up to $1.3 million; it is further


----------

(1) All capitalized terms not defined herein shall have the meaning ascribed to them in the Motion.

         ORDERED that any payments made pursuant to this Order shall be subject to any DIP Financing or Cash Collateral Order entered in these cases; and it is further

         ORDERED that this Court shall retain jurisdiction with respect to all matters arising from or related to the implementation of this Order.

         SIGNED this 28th day of July, 2003.

                                /s/ Wesley W. Steen
                              ------------------------------
                              UNITED STATES BANKRUPTCY JUDGE

                              PHILIP SERVICES CORP
                       EXECUTIVE INCENTIVE/RETENTION PLAN


------------------------------------------------------------------------------------------------------------------------------
                                                    SINGLE TRANSACTION ASSET SALE OR PLAN VALUE
------------------------------------------------------------------------------------------------------------------------------
     Executive                                        Sale Proceeds or Plan Value for PSC ($ Millions)
                                          $160      $170        $180      $190      $200        $210       $220        $230
                                         -------------------------------------------------------------------------------------
       Title                 Salary                                              Proposed Incentive Award
---------------------------------------                                          ------------------------
Principal Executive Officer  $  180,000 $ 22,817   $ 45,633   $ 68,450   $ 91,267   $114,083   $136,900   $159,717  $  182,533
Chief Financial Officer      $  250,000 $ 22,817   $ 45,633   $ 68,450   $ 91,267   $114,083   $136,900   $159,717  $  182,533
General Counsel              $  280,000 $ 22,817   $ 45,633   $ 68,450   $ 91,267   $114,083   $136,900   $159,717  $  182,533
President, ISG Group         $  230,000 $ 22,817   $ 45,633   $ 68,450   $ 91,267   $114,083   $136,900   $159,717  $  182,533
President, Metals Group      $  274,000 $ 22,817   $ 45,633   $ 68,450   $ 91,267   $114,083   $136,900   $159,717  $  182,533
SVP, Health, Safety, & Env.  $  155,000 $ 22,817   $ 45,633   $ 68,450   $ 91,267   $114,083   $136,900   $159,717  $  182,533
------------------------------------------------------------------------------------------------------------------------------
              TOTAL          $1,369,000 $136,900   $273,800   $410,700   $547,600   $684,500   $821,400   $958,300  $1,095,200
------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------

-----------------------------------------------------------------
     Executive
                                              $240        $250
                                         ------------------------
       Title                 Salary
---------------------------------------
Principal Executive Officer  $  180,000    $  205,350  $  228,167
Chief Financial Officer      $  250,000    $  205,350  $  228,167
General Counsel              $  280,000    $  205,350  $  228,167
President, ISG Group         $  230,000    $  205,350  $  228,167
President, Metals Group      $  274,000    $  205,350  $  228,167
SVP, Health, Safety, & Env.  $  155,000    $  205,350  $  228,167
-----------------------------------------------------------------
              TOTAL          $1,369,000    $1,232,100  $1,369,000
-----------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                MULTIPLE TRANSACTION ASSET SALE OR PLAN VALUE
------------------------------------------------------------------------------------------------------------------------------
     Executive                                                    Sale Proceeds or Plan Value for METALS ($ Millions)
                                         $64        $68        $72        $76        $80        $84        $88         $92
                                         -------------------------------------------------------------------------------------
       Title                 Salary                                              Proposed Incentive Award
---------------------------------------                                          ------------------------
Principal Executive Officer  $  180,000  $11,408   $ 22,817   $ 34,225   $ 45,633   $ 57,042   $ 68,450   $ 79,858    $ 91,267
Chief Financial Officer      $  250,000  $11,408   $ 22,817   $ 34,225   $ 45,633   $ 57,042   $ 68,450   $ 79,858    $ 91,267
General Counsel              $  280,000  $11,408   $ 22,817   $ 34,225   $ 45,633   $ 57,042   $ 68,450   $ 79,858    $ 91,267
President, ISG Group         $  230,000  $     0   $      0   $      0   $      0   $      0   $      0   $      0    $      0
President, Metals Group      $  274,000  $22,817   $ 45,633   $ 68,450   $ 91,267   $114,083   $136,900   $159,717    $182,533
SVP, Health, Safety, & Env.  $  155,000  $11,408   $ 22,817   $ 34,225   $ 45,633   $ 57,042   $ 68,450   $ 79,858    $$91,267
------------------------------------------------------------------------------------------------------------------------------
              TOTAL          $1,369,000  $68,450   $136,900   $205,350   $273,800   $342,250   $410,700   $479,150    $547,600
------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------

-----------------------------------------------------------------
     Executive
                                              $96         $100
                                         ------------------------
       Title                 Salary
---------------------------------------
Principal Executive Officer  $  180,000      $102,675    $114,083
Chief Financial Officer      $  250,000      $102,675    $114,083
General Counsel              $  280,000      $102,675    $114,083
President, ISG Group         $  230,000      $      0    $      0
President, Metals Group      $  274,000      $205,350    $228,167
SVP, Health, Safety, & Env.  $  155,000      $102,675    $114,083
-----------------------------------------------------------------
              TOTAL          $1,369,000      $616,050    $684,500
-----------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                MULTIPLE TRANSACTION ASSET SALE OR PLAN VALUE
------------------------------------------------------------------------------------------------------------------------------
     Executive                                  Sale Proceeds or Plan Value for ISG ($ Millions)
                                         $96       $102        $108       $114      $120        $126       $132        $138
                                         -------------------------------------------------------------------------------------
       Title                 Salary                                              Proposed Incentive Award
---------------------------------------                                          ------------------------
Principal Executive Officer  $  180,000  $11,408   $ 22,817   $ 34,225   $ 45,633   $ 57,042   $ 68,450   $ 79,858    $ 91,267
Chief Financial Officer      $  250,000  $11,408   $ 22,817   $ 34,225   $ 45,633   $ 57,042   $ 68,450   $ 79,858    $ 91,267
General Counsel              $  280,000  $11,408   $ 22,817   $ 34,225   $ 45,633   $ 57,042   $ 68,450   $ 79,858    $ 91,267
President, ISG Group         $  230,000  $22,817   $ 45,633   $ 68,450   $ 91,267   $114,083   $136,900   $159,717    $182,533
President, Metals Group      $  274,000  $     0   $      0   $      0   $      0   $      0   $      0   $      0    $      0
SVP, Health, Safety, & Env.  $  155,000  $11,408   $ 22,817   $ 34,225   $ 45,633   $ 57,042   $ 68,450   $ 79,858    $ 91,267
------------------------------------------------------------------------------------------------------------------------------
              TOTAL          $1,369,000  $68,450   $136,900   $205,350   $273,800   $342,250   $410,700   $479,150    $547,600
------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
     Executive
                                              $144        $150
                                         ------------------------
       Title                 Salary
---------------------------------------
Principal Executive Officer  $  180,000      $102,675    $114,083
Chief Financial Officer      $  250,000      $102,675    $114,083
General Counsel              $  280,000      $102,675    $114,083
President, ISG Group         $  230,000      $205,350    $228,167
President, Metals Group      $  274,000      $      0    $      0
SVP, Health, Safety, & Env.  $  155,000      $102,675    $114,083
-----------------------------------------------------------------
              TOTAL          $1,369,000      $616,050    $684,500
-----------------------------------------------------------------


Note:
1. Each executive (except Principal Executive Officer) will receive a retention award of 25% of his salary to stay through emergence from bankruptcy (whether or not a sale occurs.)

2. The retention award will vest and be paid quarterly over the year following emergence from bankruptcy.

3. The maximum award to an executive will be 25% of his salary, plus the incentive award shown in the tables above.

4. Incentive awards will be prorated for a sale price or plan value between indicated levels.

5. No incentive will be awarded for sales proceeds or plan values less than the minimums shown in the tables.

6. Incentive awards for sale proceeds or plan values greater than $250 million (aggregate), $100 million (Metals) or $150 million (ISG) will be calculated by extrapolation from the above table.

7.  ISG is sold with environmental liabilities and includes the Analytical
    Group.

8. Entitlement to the retention award is conditioned upon emergence from bankruptcy by March 31, 2004.

9. Entitlement to the incentive award is conditioned upon sale or plan approval occurring by March 31, 2004.

10. No incentive award is payable if the purchaser or prevailing plan sponsor is Carl Icahn or any entity or entities which he controls.